Corrected Transcript

16-Dec-2021

Worthington Industries, Inc. (WOR)

Q2 2022 Earnings Call

Total Pages: 12

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Worthington Industries, Inc. (WOR) Q2 2022 Earnings Call

Corrected Transcript

16-Dec-2021

CORPORATE PARTICIPANTS

Marcus Rogier

Treasurer & Investor Relations Officer, Worthington Industries, Inc.

Joseph B. Hayek

Vice President & Chief Financial Officer, Worthington Industries, Inc.

B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

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OTHER PARTICIPANTS

Philip Gibbs

Analyst, KeyBanc Capital Markets, Inc.

John Charles Tumazos

Analyst, John Tumazos Very Independent Research LLC

Tristan Gresser

Analyst, Exane BNP Paribas

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MANAGEMENT DISCUSSION SECTION

Operator: Good afternoon and welcome to the Worthington Industries Second Quarter Fiscal 2022 Earnings Conference Call. All participants will be able to listen only until the question-and-answer session of the call. This conference is being recorded at the request of Worthington Industries. If anyone objects, you may disconnect at this time.

I'd now like to introduce Marcus Rogier, Treasurer and Investor Relations Officer. Mr. Rogier, you may begin.

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Marcus Rogier

Treasurer & Investor Relations Officer, Worthington Industries, Inc.

Thank you, Rachel. Good afternoon, everyone, and welcome to Worthington Industries second quarter fiscal 2022 earnings call. On our call today, we have Andy Rose, Worthington's President and Chief Executive Officer; and Joe Hayek, Worthington's Chief Financial Officer.

Before we get started, I'd like to remind everyone that certain statements made today are forward-looking within the meaning of the 1995 Private Securities Litigation Reform Act. These statements are subject to risk and uncertainties that could cause actual results to differ from those suggested. We issued our earnings release earlier this morning before the market opened. Please refer to it for more detail on those factors that could cause actual results to differ materially. Today's call is being recorded and a replay will be available later today on our worthingtonindustries.com website.

At this point, I will turn the call over to Joe for a discussion of the financial results.

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Joseph B. Hayek

Vice President & Chief Financial Officer, Worthington Industries, Inc.

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Worthington Industries, Inc. (WOR) Q2 2022 Earnings Call

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16-Dec-2021

Thank you, Marcus, and good afternoon, everyone. We had another strong quarter in Q2 with reported earnings of $2.15 per share compared to a loss of $1.40 in Q2 a year ago. Excluding a small one-time restructuring gain, we generated a second quarter record $2.12 per share in Q2. In the prior-year period, excluding restructuring and the unrealized loss and one-time charges associated with our investment in Nikola, we generated earnings of

$0.95 per share. Consolidated net sales in the quarter of $1.2 billion were up significantly compared to $731 million in Q2 of last year. Increase in sales is primarily due to higher steel prices, along with increased volumes across our businesses and our recent acquisitions.

Our gross profit for the quarter increased to $185 million from $135 million in the prior-year quarter, and gross margin was 15% versus 18.5%. Our adjusted EBITDA in Q2 was $168 million, up from $96 million in Q2 of last year, and our trailing 12 months adjusted EBITDA is now $677 million.

I'll now spend a few minutes on each of the businesses. In Steel Processing, net sales of $938 million doubled from $469 million in Q2 of last year, primarily due to higher average selling prices and a slight increase in volumes. Total shipped tons were up 4% from last year's second quarter due to inclusion of Shiloh's BlankLight business, and we're flat excluding that acquisition.

Direct tons in Q2 were 47% of the mix compared to 48% in the prior-year quarter. Automotive demand is still difficult to predict. But late in the quarter, production forecasts began to improve, and we're optimistic that trend will continue. Production levels in automotive are not approaching historic averages, and a myriad of risks and challenges will persist for several quarters. But we are seeing indications that the worst of the semiconductor- related production interruptions may have passed. Demand across our other major end markets remains robust, and while supply chains and steel availability remains tight, our teams continue to navigate those challenges exceptionally well.

In Q2, Steel generated adjusted EBIT of $72 million compared to $34 million last year. The large year-over-year increase was primarily driven by higher spreads combined with slightly higher volumes. In the quarter, the scrap gap remained wider than historic averages. In Q2, we had pre-tax inventory holding gains estimated to be $42 million, or $0.61 per share compared to negligible gains in Q2 of last year. Based on recent declines in steel prices, we believe we will have meaningful inventory holding losses in Q3 and will also face continued headwinds from the scrap gap.

In Consumer Products, net sales in Q2 were $141 million, up 20% from $118 million in the prior-year quarter. The increase was driven by the inclusion of sales from GTI, which we acquired in January, combined with higher average selling prices. Adjusted EBIT for the consumer business was $18 million and adjusted EBIT margin was 13% during Q2 compared to $17 million and 15% in the prior-year quarter. The consumer team continues to do an excellent job managing through a fluid environment. Demand remains robust and we have invested in new equipment and head count to increase our production capacity. Margins have been under some pressure. We have higher input costs and we're limited in our ability to pass those costs along because of fixed price contracts with customers. Late in Q2, we were able to start recapturing some of that margin, and as a result we expect margins will improve moving forward.

Building Products generated net sales of $121 million in Q2, which was up 29% from $94 million in the prior-year quarter. The increase was primarily due to higher volumes as construction markets continue to grow and higher average selling prices. Building Products' adjusted EBIT was $55 million and adjusted EBIT margin was 45%, up significantly from $26 million and 28% in Q2 of last year. The large year-over-year increase was driven by record results at ClarkDietrich, contributed $27 million in equity earnings, combined with solid results from WAVE, who

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Worthington Industries, Inc. (WOR) Q2 2022 Earnings Call

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16-Dec-2021

contributed $22 million. Those teams have done a great job continuing to deliver value for their customers in a rising price environment.

Our wholly-owned Building Products business generated 47% year-over-year EBIT growth in the quarter due to an improved demand environment and higher average selling prices. The markets for our products and solutions, which are driven by commercial and residential construction continue to show strength as the economy recovers, and we were maintaining and growing our share through new product development and our ability to add value to our customers' efforts.

In Sustainable Energy Solutions, net sales in Q2 were $33 million, down slightly from $34 million in the prior year. Despite continued demand headwinds related to semiconductor chip shortages at their customers, the business was profitable and reported adjusted EBIT of $1 million in the current period compared to $2 million in the prior year.

This business is in the early stages of repositioning itself to serve the global hydrogen ecosystem and adjacent sustainable energies like compressed natural gas. We're very pleased with our progress and some early wins. The markets we serve will take time to develop, but we're very excited about our growth prospects over the long- term.

With respect to cash flows and our balance sheet, operations used cash of $119 million in the quarter, driven by

$235 million increase in operating working capital primarily associated with higher steel prices. For context, we've added $568 million in working capital over the last 12 months and our free cash flow in that same period is an outflow of $201 million. As steel prices decline, these increases in working capital should subside and ultimately reverse as they are converted back into cash.

During the quarter, we received $29 million in dividends from our unconsolidated JVs, invested $24 million in capital projects, paid $15 million in dividends, and spent $13 million to repurchase 235,000 shares of our common stock. Following our Q2 purchases, we have slightly over 8 million shares remaining under our repurchase authorization.

Looking at our balance sheet and liquidity position, funded debt at quarter-end of $702 million and interest expense of $7 million were both down slightly compared to the prior year, primarily due to favorable exchange rates for our euro-denominated debt. We ended Q2 with $225 million in cash, which we used to fund our December 1 acquisition of Tempel Steel. Earlier today, the board declared a $0.28 per share dividend for the quarter, which is payable in March of 2022.

At this point, I will turn it over to Andy.

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B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

Thank you, Joe, and good afternoon, everyone. I am proud of our employees for delivering yet another record, the best second quarter in the Company's history and the third best quarter ever. It's a great way to finish the calendar year and enter the holiday season.

We have a lot of positive momentum in our businesses but operating challenges remain, some of which, we have been able to improve over the past few months. Supply chain issues still exist, but the chip shortage appears to be improving, although it is still impacting our automotive volumes. Our HR team has done excellent work reducing the number of open positions across the Company, but labor availability is tight and not expected to

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Worthington Industries, Inc. (WOR) Q2 2022 Earnings Call

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16-Dec-2021

change much in the foreseeable future. Our success is directly attributable to the efforts of our people who continue to do exceptional work meeting customer needs.

Demand levels are good across almost all of our end markets, and backlogs are solid. In Consumer Products, price increases needed to offset rising costs are beginning to show up in our financial results and will help profitability going forward.

We continued to invest in working capital during the quarter and have added almost $600 million in the past year. But the price of hot rolled steel peaked during the quarter in the mid-1,900s and has already fallen close to $300 a ton. Our purchasing team believes there are more declines coming, although the pace of that decline remains open for debate. Consumer Products, Building Products and Sustainable Energy Solutions all performed well during the quarter, but a special mention to the team at ClarkDietrich, who have successfully navigated the challenging environment to record profits.

We continue to be very bullish on the future of all of these business segments as we refine and execute broader and more aggressive growth strategies. Leveraging innovation, transformation and M&A will drive above-market growth and higher returns on capital. We also completed our Investor Day in November. For those of you unable to join, I encourage you to visit our website and take a look at the presentations from our business leaders on their strategies for growth.

We are thrilled to have closed the acquisition of Tempel Steel on December 1. Tempel is already a global leader in the electrical steel laminations market, which supplies the manufacturers of transformers, electric motors, and electric vehicle motors. This business is led by a talented team and should experience significant growth in the coming years as the world converts to electric vehicles and the electricity infrastructure is upgraded and expanded to meet these demands. The business environment continues to be very dynamic, whether it's COVID, labor shortages, supply chain issues or the volatility in commodities, particularly steel. Our teams continue to excel in managing through these challenges safely and effectively. Our customers' needs are being met and our shareholders are being rewarded with record profits. Thank you to all of our employees for their efforts.

We'll now take questions.

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Worthington Industries, Inc. (WOR) Q2 2022 Earnings Call

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16-Dec-2021

QUESTION AND ANSWER SECTION

Operator: Thank you. [Operator Instructions] Our first question comes from the line of Phil Gibbs from KeyBanc Capital Markets. Your line is open.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

Hi. Good afternoon.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Good afternoon, Phil.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

Last quarter, you had, I think, mentioned some variability in the outlook maybe for automotive. It looked like your volumes for steel were reasonably stable sequentially, maybe able to move some volume away from auto into other markets, but that's still your core business. And so trying to understand what you're seeing there right now.

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

For automotive specifically, Phil?

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

Yes, within steel.

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Yeah. I mean, at a macro level, I believe the demand – the end market demand for automotive is very strong, much higher than the sales rate that – the current sales rate, which I think last quarter or last month was $13 million, low $13 millions. The supply chain issues continue to constrain production. They do appear to be alleviating. But I will tell you, our guys who watch this extremely closely, particularly for the models that we're producing, but really for all of the market, think that it will improve modestly next quarter in terms of the annual rate of production, but it's not going to vault back to what end market demand is. I mean, end market demand could be as high as 16.5 million or 17 million cars if there were no production issues anywhere.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

What is – what does that mean for how we should be thinking about volume next quarter, reasonably similar, because I know you typically have some seasonality, but auto is still not pulling it where they need to. And then we've got a new acquisition in here. So, just trying to think about that.

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Worthington Industries, Inc. (WOR) Q2 2022 Earnings Call

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16-Dec-2021

Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Yeah. Easier – you're right on both counts, Phil. There is some seasonality. Obviously, December is upon us. And then you have sort of the January-February kind of reset, reboot. So seasonally, Q2 and Q3 are not that dissimilar. And so, I think the way that we look at it, given kind of some of that seasonality, I think sequentially, flattish on automotive to slightly up. And then some of the other things you mentioned about, kind of moving tons to other places is a reasonable way to think about it.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

Okay. Okay.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

That obviously is ex the acquisition.

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Okay. And was that acquisition funded with, I would imagine, revolving capital or debt – excuse me, or cash on the balance sheet?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

So, yes. So, we had $225 million at quarter end in cash, and we funded the acquisition with that cash and the remainder being a drawdown of our revolver.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

Well, just the last one here. Where is your – where approximately, where is your pro forma liquidity right now? Thanks, guys.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

So again, pro forma liquidity were – excuse me, because of the acquisition and some working capital builds, we're into our revolver to kind of $75-ish million. That revolver is – it has a $500 million limit. And we believe that based on where our working capital is and where funding availability is that if we wanted additional liquidity, we would not have a hard time finding it at all.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

Thank you.

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Operator: Thank you. Your next question comes from the line of John Tumazos from Very Independent Research. Your line is open.

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Worthington Industries, Inc. (WOR) Q2 2022 Earnings Call

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16-Dec-2021

John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

Thank you very much. Is the Tempel Steel acquisition going to be immediately accretive, or is it something that over 5 to 10 years as electrification advances becomes robust but doesn't make a big difference in the short- term?

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

No, John, it's a profitable business and will be immediately accretive. I think in this quarter, there may be some purchase accounting, the first month or two. But no, this is a business that in the Steel Processing world, we're excited for a lot of reasons about this business. It's a fantastic team. They've got a great market share globally. But the growth prospects are fantastic and when you throw on top of that that it's already a nicely profitable business. It's easy to get excited about the future.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

On the current balance sheet, there's about $35 million for assets held for sale. What are those particular items for     sale? Are there anything that might command a little better than expected?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

No, we don't expect those to vacillate a lot from valuations that are in there, John. Those are a couple of assets that have been held for sale for quite a while, actually one of our joint ventures. But don't expect anything kind of out of the ordinary to take place there.

   B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc

The only other thing I would add, John, to that is there's not a meaningful amount of profitability associated with those assets held for sale. So, that helps.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

The inventory account rose to $840 million in all three categories, raw materials, work in process, finished products rose a lot. Your sales in the second quarter looked very good or normal. And as you mentioned, the steel price fell since September or throughout the quarter. So, as the reasonable explanation that when the mills started to have less orders, all your steel showed up early.

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

No. I think, John, there's just a lag effect. I mean, the steel that we buy comes in. The price fell, as you would well know, in the last three-ish weeks. So the benefit of those lower prices, you have to wait. We're buying steel primarily. I mean, probably two-thirds to three quarters of the steel we buy is on contracts that are either monthly or quarterly contracts. We – some of it we do buy spot, but only the spot prices would have benefited us in this quarter.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

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Worthington Industries, Inc. (WOR) Q2 2022 Earnings Call

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16-Dec-2021

And I sent you a note Andy, in the wood business, there were big delays in the producers getting prices up in the second half of last year. And the retailers made out like bandits. Home Depot might have made more per unit than the people that manufactured the wood. Then, when the wood price started to fall in June, Home Depot didn't cut its price for a month. So, they like made out on the way up in, on the way down better than the mills. And the times were very compressed where when the prices fell, they fell fast and completely like in a month or two.

In steel, do you expect your customers to reduce your prices before you can cut the costs of the steel that's coming in?

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Yeah. I don't – I mean, that's a little bit of a unique situation, John. I'd hate to speculate and answer one way or the other on that one. I'm not sure I completely understand the question if you want to take another shot at it.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Well, and maybe I'll try, John. It's Joe...

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

If the price go down in the market instantly, where you have incoming steel that you can't stop at the higher prices?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Yeah. It's – so I mean, I 100% appreciate the analogy with lumber, and we all watch that. But obviously, we don't buy on a contract and sell spot. As Andy mentioned, almost all of what we're selling has been contracted for at specific prices. And so, there'll be some vacillation and we think our folks are the best in the world at understanding how things are trending and where things are going. But it probably will not work that way, as if we're selling sort of through a retail type of establishment.

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Yeah. The other – and if you're talking, I mean, every business is a little different, John. But I think your question is specific to the steel company. You remember that the way we run this business is primarily through contracts and we mirror the contracts. So when a customer comes and says, I want to buy on the quarterly CRU, we buy from the mill on that quarterly CRU and we match those contracts so that they – when the price moves, they move in lockstep. What ends up affecting our earnings where we get the FIFO gains and losses is essentially what we call our base inventory, the amount of inventory that we need in our system to run the business.

And so, we get gains and losses based on that.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

So given what you've said and that receivables and inventory should be following with prices in the February quarter, should we expect that $75 million drawn on the revolver to be paid during the quarter, paid back?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

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Worthington Industries, Inc. (WOR) Q2 2022 Earnings Call

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16-Dec-2021

There might be a bit more of a lag just given the cash conversion cycle, John. Our anticipation is that our working capital builds will probably plateau. And then begin to reverse themselves late in Q3. So, think February, but then more pronounced in our Q4.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

So by year end, it might be repaid?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

I would anticipate having, one, we'll make some money. But two, we expect to have a reasonable release of working capital by our year-end.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

Are there any of the JV's that have managed inventory better or worse than the Worthington consolidated balance sheet we see?

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Yeah. I would say the JVs are, again, they're all unique in their own right. But if you're specifically referring to WAVE and ClarkDietrich, those are unique businesses. But I would say both of them have done exceptional work in terms of managing their inventory and managing price to try and stay ahead of cost inflation in their environment. ClarkDietrich has – I think, had a more orderly market than maybe in past cycles with competition sort of behaving more rationally. And so that's enabled them to do better on that front. But there's still – it wasn't that long ago, a quarter or two back where we're talking about steel supply chain issues where people couldn't even get steel. And so those issues have somewhat subsided, not completely. But even if you wanted to build a bunch of inventory, in many cases, it wasn't possible.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

Thank you and good luck.

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Thanks, John.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Thank you.

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Operator: Thank you. Your next question comes from the line of Tristan Gresser from BNP Paribas. Your line is open.

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Worthington Industries, Inc. (WOR) Q2 2022 Earnings Call

Corrected Transcript

16-Dec-2021

Tristan Gresser Analyst, Exane BNP Paribas	Q

Yes. Hi. Thank you for taking my questions. First, on the inventory [indiscernible] (00:24:34) losses moving forward, would you be able to give a bit of little color and try to quantify the impact you expect to see into the next quarter and also if you're able to quantify the headwind from the scrap gap as well, that would be appreciated.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Sure. So. Tristan, on the inventory holding losses, we expect them to be significant though not as high as our FIFO gains were in this current quarter, if that's helpful. And with respect to the scrap gap, we expect that to peak in our Q3. And obviously you can plot that, but it's a very significant when you've got scrap at $640 and steel

$1,000 higher than that. It is a headwind for us. It's not a linear equation because we have lots of tools at our disposal to try and minimize the impact that that has on us, but it will be an impact for us, probably on the order, and we don't talk about it this way. We're probably on the order of slightly more than it was this quarter.

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Tristan Gresser Analyst, Exane BNP Paribas	Q

All right. That's helpful. And on the Tempel acquisition, [indiscernible] (00:26:07) disclosed and you said you expect to be immediately accretive. Can you give us a bit of more color on what kind of, on a normalized basis, this business should contribute to Worthington?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

We talked about it, the – we believe that net of inventory holding gains that they had, that's a $35-ish million dollar EBITDA business, right, maybe a bit more than that. We think that, Andy mentioned this earlier, there'll be some purchase accounting, but you get through that. We're very, very excited about the market growth in those businesses. But we also believe some of the rationales for us making that acquisition that we will be able to help that business further penetrate some automotive customers and really excited about that business and that leadership team teaching us and that we will get better as a result of being around them and vice versa.

So there will be some capital required as that business grows, not in the near-term, not in the next 90 or 180 days. But as that business grows, we'll be evaluating additional capital projects that will facilitate the growth that we know is coming that we intend to be really on the front end of.

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Tristan Gresser Analyst, Exane BNP Paribas	Q

All right. That's interesting. And just to follow-up on that. Is the CapEx guidance, I think, last quarter, you said it would be $90 million for this fiscal year. Is that maintained?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

I think that's right, yeah. It'll be just under – on a run rate basis, just under $100 million.

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Tristan Gresser Analyst, Exane BNP Paribas	Q

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Worthington Industries, Inc. (WOR) Q2 2022 Earnings Call

Corrected Transcript

16-Dec-2021

All right. Thank you very much.

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Thank you.

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Operator: Thank you. [Operator Instructions] There are no further questions at this time. Speakers, please continue.

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B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

All right. Well, thanks, everyone, for joining us today. Everyone have a great holiday season, and we'll look forward to speaking to you in 2022. Have a good afternoon.

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Operator: This concludes today's conference call. Thank you for participating. You may now disconnect.

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